UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2019

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq global select market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of BioCryst Pharmaceuticals, Inc. (the “Company”) approved, by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote, a proposal to amend the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (the “Plan Amendment,” and such plan, as amended, the “Stock Incentive Plan”) to increase the number of shares available for issuance under the Stock Incentive Plan by 4,000,000 shares to 4,455,224 as of April 1, 2019.

A detailed description of the Stock Incentive Plan is included in the Company’s Definitive Proxy Statement for the Annual Meeting. The description of the Stock Incentive Plan in this report does not purport to be complete and is qualified by reference to the full text of the Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 29, 2019 for the purpose of: (1) electing two directors to serve for a term of three years and until a successor is duly elected and qualified; (2) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019; (3) holding an advisory vote approving the Company’s executive compensation; and (4) approving the Plan Amendment described in Item 5.02 above.

The nominees for director were elected by the following votes:

	FOR	WITHHELD
Stephen J. Aselage	74,644,596	869,108
Kenneth B. Lee, Jr.	68,598,127	6,915,577

In addition, there were 14,860,725 broker non-votes for each director.

The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 was approved by the following votes:

FOR	89,316,063
AGAINST	416,908
ABSTAIN	641,458

The proposed advisory resolution regarding executive compensation was approved by the following votes:

FOR	72,117,533
AGAINST	2,863,608
ABSTAIN	532,563
BROKER NON-VOTES	14,860,725

The Plan Amendment was approved by the following votes:

FOR	67,772,979
AGAINST	7,251,120
ABSTAIN	489,605
BROKER NON-VOTES	14,860,725

There was no other business voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (as Amended and Restated April 12, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2019	BioCryst Pharmaceuticals, Inc.

By: /s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer